John Engel Chairman, President, and Chief Executive Officer WESCO International EPG Conference – May 24, 2017

2 Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; product or other cost fluctuations; expansion of business activities; personnel turnover or labor cost increases; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; exchange rate fluctuations; legal or regulatory matters; litigation, disputes, contingencies or claims; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; stock market, economic or political instability; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2016 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 ID17 Engel WESCO: A Leading Global Supply Chain Solutions Provider Capital Projects Including new construction and retrofits, renovations and upgrades MRO OEM …providing world-class brands and industry-leading service capabilities Founded 1922 in Pittsburgh, PA $7.3 Billion in Revenue One of the world’s largest distributors of electrical, industrial, and communications products and services #357 of the Fortune 500 9,000 employees

4 ID17 Engel WESCO’s Go-to-Market Strategy Capital Projects MRO OEM Supporting a broad range of business models: WESCO Characteristics …providing full supply chain solutions to meet customers’ unique requirements Serving Three Customer Demand Streams Standard Distribution Model Supply Chain Solutions Partner • Integrated Supply • Global Accounts • Kitting, assembly and pre-fabrication • Jobsite and field support • Engineering and design support • Local, branch-based distribution 500 Branches 75,000 Customers 1,000,000 SKUs

5 ID17 Engel …that result in: • Long-term customer relationships and deep familiarity with their operations – Gaining additional business with existing customers • Better outcomes for our customers – Identifying opportunities – Selecting the best solution – Reducing project and operating risks – Increasing productivity and reducing their costs – Simplifying their supply chains and outsourcing non-core activities – Supporting their global operations …into customized supply chain solutions WESCO’s Value Proposition Combining our competitive differentiators… • Broad product portfolio • Technical expertise and a wide range of service offerings • Blue-chip customer and supplier base • Global footprint • Culture of customer service excellence, cost control, and lean continuous improvement …driving deeper customer relationships than traditional distributors and e-commerce providers

6 ID17 Engel …value-added services drive customer loyalty and long-term relationships Competitive Differentiator: Service Capabilities 2016 Sales: $7.3B Our services and technical expertise drive the majority of our product sales Capital Project Solutions Supply Chain Solutions Technical Expert Solutions Customized Product Solutions All Other Sales

7 …enabled by investments in technical expertise and digital capabilities Service Capabilities Examples Supply Chain Solutions • Integrated Supply • Global sourcing • Warehousing and logistics • Storeroom management • Vendor-managed inventory • Transaction cost review • Capital Project Solutions • Engineering and design support • Lean construction processes • Materials management • Pre-fabrication and assembly • Jobsite trailers and “WESCO on Wheels” customized carts Technical Expert Solutions • Energy usage analysis • Lighting renovation and retrofit • Datacenter assessment • Automation upgrades • Safety assessment and training • Product and application training • Customized Product Solutions • Kitting • Assembly • Prefabricated systems • Cable management • Process streamlining

8 ID17 Engel WESCO Performance Objectives and Strategies • Focus on growth markets • Accelerate One WESCO growth initiatives • Differentiate through services • Leverage digital capabilities • Make accretive acquisitions …focused on driving profitable growth and shareholder value Generate strong free cash flow and allocate capital to drive shareholder returns Expand margins Drive above-market sales growth • Grow with strategic suppliers • Simplify and standardize product offerings • Drive pricing discipline and tools • Optimize distribution network • Tightly manage operating costs Performance Objectives: Strategies: • Invest in organic growth and acquisition opportunities • Manage debt within target range • Repurchase shares

9 2017 Year to Date Results • Improved business momentum driven by a return to growth in the Industrial end market and in Canada • Reported sales were flat • Organic sales were down 2% vs prior year − down 4% sequentially; better than typical seasonality • EBIT margin down 10 bps vs prior year, reflecting normal lag effect in passing inflation to customers • Free cash flow of 114% of net income • Continued growth in the Industrial end market and in Canada • QTD organic sales are flat vs prior year, including the impact of Easter timing • Sales momentum continues to improve First Quarter Second Quarter to date (through May 19) …in line with our 2017 expectations and outlook Please see our Q1 2017 earnings presentation for non-GAAP reconciliations.

10 ID17 Engel Long-Term Growth Algorithm • Market growth • 1% to 2% from market outperformance • 1% to 3% from acquisitions • ~50% operating profit pull-through on organic growth − gross margin improvement − operating cost leverage • ~30% effective tax rate Annual Expectations over the Long-Term • Greater than 90% of net income …managing the business for strong EPS growth and cash generation Sales EPS Free Cash Flow

11 Invest in WESCO • Industry leader with deep domain expertise in electrical, industrial, construction, and utility • Proven business model and well positioned in large, fragmented markets • Blue-chip customer and supplier base • Proven acquirer and integrator in a consolidating industry • Extensive global supply chain capability • Operational excellence culture founded on lean principles • Operating margin expansion results and future potential • Strong free cash flow generation through economic cycle …strong company with proven and effective supply chain solutions

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